Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2013
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Cash and Cash Equivalents
Cash and cash equivalents
At December 31, 2013 and 2012, outstanding checks totaling $8,910 and $11,790, respectively, were included in “Payable to suppliers” on the Company’s Consolidated Balance Sheets. In addition, outstanding payroll checks of $501 and $446 as of December 31, 2013 and 2012, respectively, were included in “Accrued wages and other compensation” on the Company’s Consolidated Balance Sheets.
The Company uses a notional pooling arrangement with an international bank to help manage global liquidity requirements. Under this pooling arrangement, the Company and its participating subsidiaries may maintain either cash deposit or borrowing positions through local currency accounts with the bank, so long as the aggregate position of the global pool is a notionally calculated net cash deposit. Because it maintains a security interest in the cash deposits, and has the right to offset the cash deposits against the borrowings, the bank provides the Company and its participating subsidiaries favorable interest terms on both. The Company’s Consolidated Balance Sheets reflect a net cash deposit under this pooling arrangement of $7,863 and $11,060 as of December 31, 2013 and 2012, respectively.